UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07743

                            The Rockland Funds Trust
               (Exact name of registrant as specified in charter)

                         100 South Rockland Falls Road
                               Rockland, DE 19732
              (Address of principal executive offices) (Zip code)

                               Charles S. Cruice
                         100 South Rockland Falls Road
                               Rockland, DE 19732
                    (Name and address of agent for service)

                                 1-800-497-3933
               Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2003

Date of reporting period: September 30, 2003

ITEM 1. REPORT TO SHAREHOLDERS.
------------------------------

                   (THE ROCKLAND SMALL CAP GROWTH FUND LOGO)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2003

                             THE ROCKLAND SMALL CAP
                                  GROWTH FUND

                                 ANNUAL REPORT

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                   November 2003

Dear Shareholders,

Over the 2003 fiscal year, we witnessed first hand the final gasps of the worst bear market since the 1930's, but we also saw what appeared to be the early stages of a growth stock recovery.

During bear markets, Wall Street gets bogged down in pessimism, and even good news is discounted as unsustainable. One gauge of Wall Street sentiment is the margin of earnings surprise, or put another way, the margin by which companies exceed Wall Street published earnings estimates. During the latter part of the fiscal year for the Rockland Fund, your portfolio holdings exceeded Wall Street earnings expectations by among the highest margins that we have ever seen. What this means is that Wall Street is still mired in pessimism but the small cap companies in your Rockland Fund are performing much better than expected fundamentally. At the end of bull markets, companies usually have difficult times beating Wall Street's ebullient forecasts, but the exact opposite appears to be the case right now.

It is also worth noting that your Rockland Fund is constantly being upgraded. We use the Peter Lynch philosophy that, paraphrased, says that if you have a choice between a company growing at 30% per year and one growing at 40% per year with everything else being equal, choose the faster growing company. Due to an ample quantity of quality small growth companies, we have been able to constantly upgrade your portfolio so that the median earnings per share growth averaged 70-80% year over year during the fiscal year. With your holdings having an average weighted market capitalization of $758 million as of September 30, 2003, the Fund is, as always, a true portfolio of pure small cap and pure growth stocks.

                      GREENVILLE CAPITAL MANAGEMENT, INC.
                                    Presents
                       THE ROCKLAND SMALL CAP GROWTH FUND
                                  a Series of
                   The Rockland Funds Trust  o  P. O. Box 701
               Milwaukee, Wisconsin 53201-0701  o  1-800-497-3933

During the fiscal year, our research suggested that there were a few areas of our economy with substantial fundamental strength. We focused some of our energy on growth airline companies such as JetBlue and Airtran, and we added to Internet-related stocks such as Netflix, United On-Line and J2 Global Communications. Rational pricing trends led us to significant investments in a few of the smaller HMO's such as Coventry Healthcare and Mid-Atlantic Medical. All contributed strongly to our performance. Towards the end of the fiscal year, some of the wireless companies also appeared to be emerging from a sustained weak period with sparks of strength.

According to Lipper Analytical Services, your Rockland Small Cap Growth Fund finished the 2003 fiscal year ranked in the top 6% of all small cap funds in the Lipper Small Cap Universe (63rd out of 1132 funds), and in the top 3% (9th out of 356 funds) since the Fund's inception date of December 2, 1996.

Thank you for your continued support.

Sincerely,

/s/Richard H. Gould

Your Fund Manager,
Richard H. Gould, CFA, CMT

Turner Investment Distributors, Inc., Berwyn, PA 19312 serves as the distributor for the Rockland Small Cap Growth Fund. Offers of Fund shares are made by prospectus only. A FREE PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION, INCLUDING FEES AND EXPENSES, AND THE RISKS ASSOCIATED WITH INVESTING IN THIS FUND, CAN BE OBTAINED BY CALLING (800) 497-3933. Read the prospectus carefully before investing. Past performance is no guaranteed of future results.
Holdings are subject to change.

INVESTING IN SMALL CAPITALIZATION COMPANIES MAY SUBJECT THE FUND TO SPECIFIC INHERENT RISKS, INCLUDING ABOVE-AVERAGE PRICE FLUCTUATIONS. The information contained herein does not represent investment advice or specific recommendations of Turner Investment Partners, Inc. The views expressed represent the opinions of the portfolio manager and are not intended as a forecast or guarantee of future results.

            COMPARISON OF A HYPOTHETICAL $10,000 INITIAL INVESTMENT

              Rockland                                 Russell       Russell
             Small Cap                    NASDAQ         2000          2000
   Date     Growth Fund     S&P 500      Composite      Index      Growth Index
   ----     -----------     -------      ---------     -------     ------------
 12/2/96      $10,000       $10,000       $10,000      $10,000       $10,000
 9/30/97      $14,452       $12,707       $13,084      $12,992       $10,727
 9/30/98      $11,532       $13,856       $13,179      $10,521        $9,427
 9/30/99      $19,897       $17,710       $21,504      $12,528       $12,503
 9/30/00      $41,411       $20,061       $28,796      $15,458       $16,212
 9/30/01      $24,061       $14,720       $11,711      $12,179        $9,308
 9/30/02      $17,671       $11,703        $9,137      $11,046        $7,617
 9/30/03      $25,762       $14,559       $14,157      $15,078       $10,796

This graph shows the performance of a hypothetical initial gross investment of $10,000 that was invested in the Rockland Small Cap Growth Fund on December 2, 1996, when the Fund started. As the chart shows, by September 30, 2003, the value of the investment would have grown to $25,762; a 157.62% increase on the initial investment. The NASDAQ Composite, a broad-based securities market index, is provided for comparison. Over the same period, an initial investment of $10,000 in the NASDAQ Composite would have increased to $14,157. Also, look at how the Russell 2000 Growth Index did over the same period. The same $10,000 would have increased to $10,796. A $10,000 investment in the S&P 500 would have increased to $14,559; if invested in the Russell 2000 Index it would have increased to $15,078.

FOR THE PERIOD ENDED SEPTEMBER 30, 2003

                                            AVERAGE ANNUAL TOTAL RETURN
                                    -------------------------------------------
                                                             SINCE COMMENCEMENT
                                    ONE YEAR    FIVE YEAR      OF OPERATIONS
                                    --------    ---------    ------------------
Rockland Small Cap Growth Fund       45.79%      17.44%            14.87%
S&P 500                              24.40%       1.00%             5.65%
NASDAQ Composite                     53.17%       1.41%             5.22%
Russell 2000 Index                   36.50%       7.46%             6.20%
Russell 2000 Growth Index            41.72%       2.75%             1.13%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The Russell 2000 Index is an unmanaged index of 2,000 stocks weighted by market capitalization. The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

ROCKLAND SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 2003

ASSETS:
   Investments, at value (cost $87,200,420)                       $106,922,993
   Receivable for investments sold                                  11,626,232
   Receivable for capital shares sold                                1,285,522
   Dividends and interest receivable                                       752
   Other assets                                                         32,353
                                                                  ------------
       Total Assets                                                119,867,852
                                                                  ------------

LIABILITIES:
   Payable for investments purchased                                10,314,611
   Capital shares repurchased                                          670,249
   Payable to custodian                                                985,672
   Payable to Adviser                                                   90,934
   Accrued expenses and other liabilities                               78,471
                                                                  ------------
       Total Liabilities                                            12,139,937
                                                                  ------------
NET ASSETS                                                        $107,727,915
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
   Capital stock                                                  $120,228,123
   Accumulated net realized loss on investments                    (32,222,781)
   Net unrealized appreciation on investments                       19,722,573
                                                                  ------------
       Total Net Assets                                           $107,727,915
                                                                  ------------
                                                                  ------------

   Shares of beneficial interest outstanding
     (unlimited shares of $0.001 par value authorized)               6,837,015
   Net asset value, redemption price
     and offering price per share                                 $      15.76
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS -- YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME:
   Dividend income (net of foreign taxes withheld of $477)         $    31,098
   Interest income                                                       7,441
                                                                   -----------
       Total investment income                                          38,539
                                                                   -----------

EXPENSES:
   Investment advisory fee                                             568,614
   Administration fee                                                   44,452
   Shareholder servicing and accounting costs                           84,541
   Custody fees                                                         35,525
   Federal and state registration                                       44,614
   Professional fees                                                    49,516
   Reports to shareholders                                              12,509
   Trustees' fees and expenses                                           4,480
   Other                                                                14,154
                                                                   -----------
       Total expenses before interest expense                          858,405
   Interest expense (Note 4)                                            15,050
                                                                   -----------
       Total expenses                                                  873,455
                                                                   -----------
NET INVESTMENT LOSS                                                   (834,916)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                  6,057,395
   Net change in unrealized
     appreciation/depreciation on investments                       18,364,545
                                                                   -----------
   Net realized and unrealized gain on investments                  24,421,940
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $23,587,024
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED               YEAR ENDED
                                                                       SEPTEMBER 30, 2003       SEPTEMBER 30, 2002
                                                                       ------------------       ------------------
OPERATIONS:
   Net investment loss                                                   $   (834,916)             $   (683,369)
   Net realized gain (loss) on investments                                  6,057,395               (10,497,859)
   Net change in unrealized appreciation/depreciation on investments       18,364,545                (2,813,580)
                                                                         ------------              ------------
   Net increase (decrease) in net assets resulting from operations         23,587,024               (13,994,808)
                                                                         ------------              ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               94,266,460               179,610,426
   Cost of shares redeemed                                                (47,108,435)             (196,395,002)
                                                                         ------------              ------------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                       47,158,025               (16,784,576)
                                                                         ------------              ------------

NET INCREASE (DECREASE) IN NET ASSETS                                      70,745,049               (30,779,384)

NET ASSETS:
   Beginning of period                                                     36,982,866                67,762,250
                                                                         ------------              ------------
   End of period                                                         $107,727,915              $ 36,982,866
                                                                         ------------              ------------
                                                                         ------------              ------------

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED SEPTEMBER 30,
                                                         -----------------------------------------------------------------
                                                          2003           2002           2001           2000           1999
                                                          ----           ----           ----           ----           ----
Per Share Data:
Net asset value, beginning of period                     $10.81         $14.72         $32.22         $19.34         $11.21
                                                         ------         ------         ------         ------         ------

Income from investment operations:
   Net investment loss                                    (0.19)(2)<F2>  (0.20)(1)<F1>  (0.14)(1)<F1>  (0.28)(1)<F1>  (0.20)(2)<F2>
   Net realized and unrealized gains (losses)
     on investments                                        5.14          (3.71)        (11.84)         18.19           8.33
                                                         ------         ------         ------         ------         ------
       Total from investment operations                    4.95          (3.91)        (11.98)         17.91           8.13
                                                         ------         ------         ------         ------         ------

Less distributions from
  net realized gains                                         --             --          (5.52)         (5.03)            --
                                                         ------         ------         ------         ------         ------
Net asset value, end of period                           $15.76         $10.81         $14.72         $32.22         $19.34
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total return                                             45.79%       (26.56)%       (41.89)%        108.14%         72.52%

Supplemental data and ratios:
   Net assets, end of period                       $107,727,915    $36,982,866    $67,762,250    $69,583,711    $21,561,339
   Ratio of expenses, excluding interest,
     to average net assets(3)<F3>                         1.51%(4)<F4>   1.45%(4)<F4>   1.41%          1.53%          1.75%
   Ratio of net investment loss
     to average net assets(3)<F3>                       (1.47)%        (1.21)%        (0.86)%        (1.27)%        (1.34)%
   Portfolio turnover rate                              449.89%        513.67%        513.68%        615.06%        814.67%

(1)<F1> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F2> Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding throughout the period.
(3)<F3> Without expense reimbursements of $96,798 for the year ended September 30, 1999, the ratio of operating expenses to average net assets would have been 2.31%. The ratio of net investment loss to average net assets would have been (1.90)%.
(4)<F4> The expense ratio excludes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio including interest expense paid to the custodian for the years ended September 30, 2003 and 2002 was 1,54% and 1.57%, respectively.

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 2003

SHARES                                                                VALUE
------                                                                -----

           COMMON STOCKS -- 99.3%

           AIRLINES -- 4.2%
125,000    AirTran Holdings, Inc.*<F5>                            $  2,093,750
 40,000    JetBlue Airways Corporation*<F5>                          2,435,200
                                                                  ------------
                                                                     4,528,950
                                                                  ------------

           BIOTECHNOLOGY -- 4.3%
 65,000    AtheroGenics, Inc.*<F5>                                   1,088,100
 20,000    Corixa Corporation*<F5>                                     159,200
 10,000    Digene Corporation*<F5>                                     408,600
 30,000    Exact Sciences Corporation*<F5>                             405,000
 40,000    Martek Biosciences Corporation*<F5>                       2,106,800
 10,000    Telik, Inc.*<F5>                                            200,500
 20,000    Zymogenetics, Inc.*<F5>                                     293,000
                                                                  ------------
                                                                     4,661,200
                                                                  ------------

           BUSINESS SERVICES -- 2.6%
150,000    Gevity HR, Inc.                                           2,202,000
 50,000    SM&A*<F5>                                                   575,500
                                                                  ------------
                                                                     2,777,500
                                                                  ------------

           COMPUTER EQUIPMENT -- 6.6%
125,000    Komag, Incorporated*<F5>                                  2,190,000
 70,000    Lexar Media, Inc.*<F5>                                    1,192,800
 70,000    M-Systems Flash Disk Pioneers Ltd.*<F5>(1)<F6>            1,098,300
 80,000    Mobility Electronics, Inc.*<F5>                             628,000
 25,000    NetScreen Technologies, Inc.*<F5>                           555,750
125,000    Network Engines, Inc.*<F5>                                  796,250
 10,000    SanDisk Corporation*<F5>                                    637,400
                                                                  ------------
                                                                     7,098,500
                                                                  ------------

           COMPUTER SERVICES -- 2.9%
 50,000    Cognizant Technology Solutions Corporation*<F5>           1,823,000
 40,000    CyberGuard Corporation*<F5>                                 380,400
 60,000    SI International Inc.*<F5>                                  978,000
                                                                  ------------
                                                                     3,181,400
                                                                  ------------

           CONSUMER PRODUCTS -- 5.7%
 65,000    Helen of Troy Limited*<F5>(1)<F6>                         1,574,300
 60,000    Leapfrog Enterprises, Inc. -- Class A*<F5>                2,280,000
 15,000    NBTY, Inc.*<F5>                                             350,250
 40,000    USANA Health Sciences, Inc.*<F5>                          1,958,800
                                                                  ------------
                                                                     6,163,350
                                                                  ------------

           DISTRIBUTION -- 4.5%
 80,000    Brightpoint, Inc.*<F5>                                    2,624,000
 80,000    Central European Distribution Corporation*<F5>            2,188,000
                                                                  ------------
                                                                     4,812,000
                                                                  ------------

           DRUGS -- 4.0%
100,000    Bentley Pharmaceuticals, Inc.*<F5>                        1,625,000
 10,000    Bradley Pharmaceuticals, Inc.*<F5>                          272,500
 51,000    DOV Pharmaceutical, Inc.*<F5>                               915,450
 55,000    drugstore.com, Inc.*<F5>                                    420,750
 25,000    Kos Pharmaceuticals, Inc.*<F5>                              862,750
 10,000    Salix Pharmaceuticals, Ltd.*<F5>                            192,600
                                                                  ------------
                                                                     4,289,050
                                                                  ------------

           EDUCATION -- 1.7%
  8,000    Career Education Corporation*<F5>                           362,400
 15,000    Concorde Career Colleges, Inc.*<F5>                         350,250
 20,000    Corinthian Colleges, Inc.*<F5>                            1,143,200
                                                                  ------------
                                                                     1,855,850
                                                                  ------------

           ELECTRICAL EQUIPMENT -- 0.2%
 10,000    Intermagnetics General Corporation*<F5>                     223,600
                                                                  ------------

           ELECTRONICS -- 2.0%
 74,900    Digimarc Corporation*<F5>                                 1,101,779
 60,000    Measurement Specialties, Inc.*<F5>                          810,000
 15,000    UNOVA, Inc.*<F5>                                            219,750
                                                                  ------------
                                                                     2,131,529
                                                                  ------------

           ENERGY -- 2.7%
105,000    Quantum Fuel Systems
             Technologies Worldwide, Inc.*<F5>                         708,750
150,000    Ultralife Batteries, Inc.*<F5>                            2,152,500
                                                                  ------------
                                                                     2,861,250
                                                                  ------------

           FINANCIAL SERVICES -- 0.1%
 83,334    ECapital Financial Corporation*<F5>(2)<F7>                   83,334
                                                                  ------------

           FOOD AND BEVERAGES -- 1.9%
 15,000    Chiquita Brands International, Inc.*<F5>                    265,500
 75,000    Cott Corporation*<F5>(1)<F6>                              1,755,750
                                                                  ------------
                                                                     2,021,250
                                                                  ------------

           HEALTH CARE SERVICES & SUPPLIES -- 10.9%
155,000    Align Technology, Inc.*<F5>                               1,939,050
 50,000    Aspect Medical Systems, Inc.*<F5>                           519,500
 35,000    Coventry Health Care, Inc.*<F5>                           1,845,900
 50,000    DaVita, Inc.*<F5>                                         1,591,500
 15,000    Gen-Probe Incorporated*<F5>                                 812,550
 40,000    HealthExtras, Inc.*<F5>                                     344,400
 40,000    Immucor, Inc.*<F5>                                        1,078,000
  5,000    Mid Atlantic Medical Services, Inc.*<F5>                    257,150
 80,000    Select Medical Corporation*<F5>                           2,304,000
 25,000    VCA Antech, Inc.*<F5>                                       588,750
 15,000    VistaCare, Inc -- Class A*<F5>                              469,500
                                                                  ------------
                                                                    11,750,300
                                                                  ------------

           INTERNET SERVICES -- 19.1%
 25,000    Ask Jeeves, Inc.*<F5>                                       437,000
 20,000    At Road, Inc.*<F5>                                          269,000
 75,000    Digital River, Inc.*<F5>                                  2,052,750
 80,000    ebookers Plc*<F5>(1)<F6>                                  1,464,800
100,000    eCollege.com*<F5>                                         2,007,000
 85,000    eSPEED, Inc.*<F5>                                         1,921,850
 50,000    iPass Inc.*<F5>                                           1,175,000
 50,000    j2 Global Communication, Inc.*<F5>                        1,891,500
 30,000    Netease.com Inc. -- ADR*<F5>(1)<F6>                       1,674,600
 65,000    NetFlix Inc.*<F5>                                         2,184,000
 40,000    PTEK Holdings, Inc.*<F5>                                    326,000
 90,000    Selectica, Inc.*<F5>                                        427,500
 20,000    SINA Corp*<F5>(1)<F6>                                       714,400
 10,000    Sohu.com Inc.*<F5>                                          311,500
 80,000    United Online, Inc.*<F5>                                  2,783,200
110,000    ValueClick, Inc.*<F5>                                       924,000
                                                                  ------------
                                                                    20,564,100
                                                                  ------------

           LEISURE AND GAMING -- 3.6%
 30,000    Multimedia Games, Inc.*<F5>                               1,092,000
100,000    Scientific Games Corporation -- Class A*<F5>              1,140,000
 55,000    Station Casinos, Inc.*<F5>                                1,683,000
                                                                  ------------
                                                                     3,915,000
                                                                  ------------

           MEDICAL PRODUCTS -- 2.7%
 10,000    ALARIS Medical Systems, Inc.*<F5>                           166,000
 70,000    Dade Behring Holdings Inc.*<F5>                           1,977,500
 20,000    Given Imaging Ltd.*<F5>(1)<F6>                              217,000
 30,000    Kyphon Inc.*<F5>                                            584,100
                                                                  ------------
                                                                     2,944,600
                                                                  ------------

           MEDICAL RESEARCH -- 0.7%
 20,000    ICON plc*<F5>(1)<F6>                                        753,800
                                                                  ------------

           OIL & GAS EXPLORATION & PRODUCTION -- 0.5%
  5,000    The Houston Exploration Company*<F5>                        175,500
 10,000    North Coast Energy, Inc.*<F5>                               124,880
 10,000    PetroKazakhstan Inc. -- Class A*<F5>(1)<F6>                 209,000
                                                                  ------------
                                                                       509,380
                                                                  ------------

           PRINTING -- 0.2%
 10,000    Multi-Color Corporation*<F5>                                221,000
                                                                  ------------

           REMEDIATION SERVICES -- 1.4%
 90,000    Bennett Environmental Inc.*<F5>(1)<F6>                    1,525,500
                                                                  ------------

           RESTAURANTS -- 1.2%
 50,000    Red Robin Gourmet Burgers*<F5>                            1,273,000
                                                                  ------------

           RETAIL -- 1.3%
 10,000    Aeropostale, Inc.*<F5>                                      270,500
 35,000    Tractor Supply Company*<F5>                               1,148,350
                                                                  ------------
                                                                     1,418,850
                                                                  ------------

           SEMICONDUCTORS -- 6.8%
 15,000    DSP Group, Inc.*<F5>                                        373,800
 15,000    IXYS Corporation*<F5>                                       140,550
140,000    Mindspeed Technologies Inc.*<F5>                            754,600
 70,000    OmniVision Technologies, Inc.*<F5>                        2,955,400
 60,000    ParthusCeva, Inc.*<F5>                                      515,400
 45,000    Power Integrations, Inc.*<F5>                             1,495,800
 40,000    Standard Microsystems Corporation*<F5>                    1,079,200
                                                                  ------------
                                                                     7,314,750
                                                                  ------------

           SOFTWARE -- 7.0%
 60,000    Altiris, Inc.*<F5>                                        1,576,800
 55,000    Avid Technology, Inc.*<F5>                                2,915,000
 20,000    Macromedia, Inc.*<F5>                                       489,600
 80,000    Magma Design Automation, Inc.*<F5>                        1,569,600
 25,000    Red Hat, Inc.*<F5>                                          252,500
 35,000    Sonic Solutions*<F5>                                        487,900
 10,000    Websense, Inc.*<F5>                                         212,700
                                                                  ------------
                                                                     7,504,100
                                                                  ------------

           TEXTILES & APPAREL -- 0.5%
 15,000    K-Swiss Inc. -- Class A                                     539,850
                                                                  ------------

           TOTAL COMMON STOCKS (Cost $87,200,420) -- 99.3%         106,922,993
           Other Assets, Less Liabilities -- 0.7%                      804,922
                                                                  ------------
           TOTAL NET ASSETS  -- 100.0%                            $107,727,915
                                                                  ------------
                                                                  ------------

  *<F5>  Non-income producing security.
(1)<F6>  Foreign Security.
(2)<F7>  Illiquid Security - acquired through private placement.
    ADR  American Depository Receipts.

                     See notes to the financial statements.

ROCKLAND SMALL CAP GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     The Rockland Funds Trust (the "Trust") was organized on July 31, 1996, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust currently consists of one series, The Rockland Small Cap Growth Fund (the "Fund"). The investment objective of the Fund is to seek capital appreciation. In seeking its investment objective of capital appreciation, the Fund will, under normal market conditions, invest primarily in equity securities of domestic small capitalization companies. The Fund is structured for flexibility and risk reduction, but centered around investment in high quality growth stocks with an emphasis on those companies whose growth potential, in the opinion of the Fund's investment adviser, GREENVILLE CAPITAL MANAGEMENT, INC., has been overlooked by Wall Street analysts. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on October 21, 1996. The Fund commenced operations on December 2, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks, other equity-type securities, and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on which such securities are primarily traded. Common stocks, other equity-type securities, and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the mean between the current bid and asked price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Trustees. Debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required.

     c) Distributions to Shareholders - Dividends from net investment income are generally declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually and are generally distributed in December. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

          Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets due to differences in the recognition of income, expenses and gain items.

          Accordingly, at September 30, 2003 reclassifications were recorded to increase undistributed net investment income by $834,916 and decrease capital stock by $834,916.

          Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of losses from wash sales and post October capital losses.

     d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. All discounts and premiums are accreted for tax and financial reporting.

2.   RESTRICTED SECURITIES

     The investment in 83,334 shares of ECapital Financial Corporation common stock, the sale of which is restricted, has been valued by the Board of Trustees at $1 per share after considering certain pertinent factors, including the results of operations of ECapital since the date of purchase on March 15, 2001, for $167 and the sales price of recent private placements in its common stock. No quoted market price exists for ECapital shares. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term and the difference could be material.

3.   SHARES OF BENEFICIAL INTEREST

     Transactions in shares of beneficial interest for the fiscal year ended September 30, 2003 and the fiscal year ended September 30, 2002, respectively, were as follows:

     YEAR ENDED
     SEPTEMBER 30, 2003                               $              SHARES
     ------------------                              ---             ------
     Shares sold                                 $ 94,266,460      6,939,233
     Shares redeemed                              (47,108,435)    (3,524,628)
                                                 ------------    -----------
     Net increase                                $ 47,158,025      3,414,605
                                                 ------------
                                                 ------------
     SHARES OUTSTANDING:
     Beginning of period                                           3,422,410
                                                                 -----------
     End of period                                                 6,837,015
                                                                 -----------
                                                                 -----------

     YEAR ENDED
     SEPTEMBER 30, 2002                               $              SHARES
     ------------------                              ---             ------
     Shares sold                                 $179,610,426     12,577,058
     Shares redeemed                             (196,395,002)   (13,758,548)
                                                 ------------    -----------
     Net decrease                                $(16,784,576)    (1,181,490)
                                                 ------------
                                                 ------------
     SHARES OUTSTANDING:
     Beginning of period                                           4,603,900
                                                                 -----------
     End of period                                                 3,422,410
                                                                 -----------
                                                                 -----------

     As of September 30, 2003, Charles S. Cruice, Trustee and President of the Fund, owned 646,160 shares representing 9.5% of the Fund's total shares outstanding.

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments and short positions, by the Fund for the year ended September 30, 2003, were $303,507,075 and $257,934,405, respectively.

     At September 30, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of Investments                                         $ 88,615,465
                                                                 ------------
                                                                 ------------
     Gross unrealized appreciation                               $ 21,510,466
     Gross unrealized depreciation                                 (3,202,938)
                                                                 ------------
     Net unrealized appreciation/(depreciation)                  $ 18,307,528
                                                                 ------------
                                                                 ------------
     Other accumulated losses                                    $(30,807,736)
                                                                 ------------
     Total accumulated earnings/(losses)                         $(12,500,208)
                                                                 ------------
                                                                 ------------

     At September 30, 2003, the Fund had accumulated net realized capital loss carryovers of $30,807,736 with $380,272, $27,662,130 and $2,765,334 expiring in 2009, 2010 and 2011, respectively. To the extent that the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover for the Fund.

     The Fund made no distributions during the fiscal years ended September 30, 2003 and 2002.

5.   INTEREST EXPENSE

     During the course of operations, the Fund's custody account with U.S. Bank, N.A. (the "Bank") was overdrawn at times during the year due to shareholder redemptions from the Fund. The Bank charges interest at the Bank's Prime Rate (weighted average rate of 4.08% for the year ended September 30, 2003) for overdrafts. The Fund incurred $15,050 in interest expense for the year ended September 30, 2003.

6.   INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Greenville Capital Management, Inc. Pursuant to its advisory agreement with the Trust, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

     U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

ROCKLAND GROWTH FUND
INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Rockland Funds Trust:

  We have audited the accompanying statement of assets and liabilities of Rockland Small Cap Growth Fund (the "Fund", a series of the Rockland Funds Trust), including the schedule of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/KPMG LLP

Chicago, Illinois
November 19, 2003

ROCKLAND SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION

INFORMATION ABOUT TRUSTEES

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and Officers and is available, without charge, upon request by calling toll-free 1-800-497-3933.

                                        TERM OF                                                         NUMBER OF
                                       OFFICE &                                                       PORTFOLIOS IN       OTHER
                           POSITION     LENGTH                                                           COMPLEX      DIRECTORSHIPS
NAME,                     HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S)                              OVERSEEN        HELD BY
ADDRESS & AGE             THE TRUST  SERVED(1)<F8>  DURING PAST FIVE YEARS                              BY TRUSTEE       TRUSTEE
-------------             ---------  -------------  -----------------------                           -------------   -------------

INDEPENDENT TRUSTEES OF THE TRUST

George Keeley             Trustee    Since          General partner of Meridian Venture Partners            1         None
100 S. Rockland                      2000           from 1985-1997.  Retired in 1998.  Director of
  Falls Rd.                                         Clearfield Energy (private oil and natural gas
Rockland, DE  19732                                 companies) since 1987.
Age: 73

Edwin W. Moats, Jr.       Trustee    Since          President of Moats Enterprises (investments and         1         None
Moats Enterprises                    1999           operations of restaurants, manufacturing and sports-
611 Commerce St.                                    related businesses) since 1999.  Mr. Moats was
Suite 3100                                          President and CEO of Nascar Cafe from 1999 to
Nashville, TN  37203                                2002.  Mr. Moats was President and CEO of Logan's
Age: 55                                             Roadhouse, Inc. (restaurant chain) from 1992 to
                                                    1999.  Mr. Moats has been a partner in the Haury
                                                    and Moats Company (franchisee of six Captain
                                                    D's Seafood Restaurants) since 1977.  Mr. Moats
                                                    was Chairman and CEO of Metropolitan Federal
                                                    Savings Bank from 1989 to 1991 and President
                                                    and COO from 1984 to 1989.

Dr. Peter Utsinger        Trustee    Since          Retired, was practicing physician in arthritis and      1         None
100 S. Rockland                      1996           rheumatic diseases since 1970 when he received his
  Falls Rd.                                         M.D. from Georgetown University to 1999.  Dr.
Rockland, DE  19732                                 Utsinger was Director of the Arthritis Clinical and
Age: 58                                             Research unit at the University of North Carolina and
                                                    has written over 100 publications in his area of specialty.

INTERESTED TRUSTEES OF THE TRUST

Charles S. Cruice(2)<F9>  Trustee &  Since          President of Greenville Capital Management, Inc.        1         None
100 S. Rockland           President  1996           ("GCM"), the Fund's adviser, since its founding
  Falls Rd.                                         in 1989.  From 1978 until 1989, Mr. Cruice was
Rockland, DE  19732                                 associated with Friess Associates Inc., a
Age: 53                                             Wilmington, Delaware investment management
                                                    company. Mr. Cruice also was a director of The
                                                    Brandywine Fund, an open-end mutual fund.
                                                    Mr. Cruice holds a B.A. from the University of Denver.

Richard H. Gould(2)<F9>   Trustee &  Since          Vice President of GCM since 1994 and manager            1         None
100 S. Rockland           Treasurer  1996           of the Fund since the Fund's inception.  From 1987
  Falls Rd.                                         until 1994, Mr. Gould was associated with PNC
Rockland, DE  19732                                 Investment Management, first as an equity analyst
Age: 43                                             and later as the co-manager of the PNC Small Cap
                                                    Growth Fund.  Mr. Gould received his Chartered
                                                    Financial Analyst designation in 1989; became a
                                                    Chartered Market Technician in 1995; and received
                                                    his B.S. in 1983 and his M.B.A. in Finance in 1985,
                                                    both from The Pennsylvania State University.

OFFICERS OF THE TRUST

Charles S. Cruice(2)<F9>  President                 See information above under "Interested Trustees
100 S. Rockland                                     of the Trust."
  Falls Rd.
Rockland, DE  19732
Age: 53

Richard H. Gould(2)<F9>   Treasurer                 See information above under "Interested Trustees
100 S. Rockland                                     of the Trust."
  Falls Rd.
Rockland, DE  19732
Age: 43

Jeffrey Rugen             Secretary                 Trader with GCM since 1994.  From 1992-1994
100 S. Rockland                                     Mr. Rugen was a trader with PNC Bank and from
  Falls Rd.                                         1986-1992 was a trader with Penn Group.
Rockland, DE  19732
Age: 44

(1) Each Trustee holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.
(2) Messrs. Cruice and Gould are deemed to be "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended) because of their affiliations with GCM.

                                    TRUSTEES
                               Mr. Charles Cruice
                               Mr. Richard Gould
                               Mr. George Keeley
                              Mr. Edwin Moats, Jr.
                               Dr. Peter Utsinger

                                    OFFICERS
                         Mr. Charles Cruice, President
                          Mr. Richard Gould, Treasurer
                          Mr. Jeffrey Rugen, Secretary

                               INVESTMENT ADVISOR
                      Greenville Capital Management, Inc.
                         100 South Rockland Falls Road
                              Rockland, DE  19732

                                  DISTRIBUTOR
                      Turner Investment Distributors, Inc.
                              1205 Westlakes Drive
                               Berwyn, PA  19312

                                   CUSTODIAN
                                U.S. Bank, N.A.
                                  P.O. Box 701
                               425 Walnut Street
                             Cincinnati, OH  45202

                         ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                                  Third Floor
                            615 East Michigan Street
                              Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL  60601

                                 LEGAL COUNSEL
                    Stradley, Ronon, Stevens and Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA  19103

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that Edwin Moats, Jr. possesses the technical attributes to qualify as an "audit committee financial expert" serving on the registrant's audit committee and has designated Edwin Moats Jr. as the "audit committee financial expert." Mr. Moats is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report. Based on their review, the registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer determined that the procedures are effectively designed to ensure that material information relating to the registrant is made known to them by others within the registrant and by the registrant's service providers.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that materially affected, or were reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.   Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  The Rockland Funds Trust

     By (Signature and Title)  /s/ Charles S. Cruice
                               ----------------------------
                               Charles S. Cruice, President

     Date      12/5/03
          -------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By (Signature and Title)  /s/Charles S. Cruice
                               ----------------------------
                               Charles S. Cruice, President

     Date      12/5/03
          -------------------------

     By (Signature and Title)  /s/ Richard H. Gould
                               ---------------------------
                               Richard H. Gould, Treasurer

     Date      12/5/03
          -------------------------